UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 17, 1997



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
       (Exact name of registrant as specified in its charter) (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                        the SLM Student Loan Trust 1997-1
                     and the SLM Student Loan Trust 1997-2)


Delaware              33-95474/333-2502/333-24949        23-2815650
--------              ---------------------------        ----------
(State or other             (Commission File          (I.R.S. employer
Jurisdiction of             Numbers)                 Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500



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Item 5.   Other Events

On June 17, 1997, the board of directors of SLM Funding Corporation voted to rescind a prior resolution authorizing a change in the principal executive offices from 777 Twin Creek Drive, Killeen, Texas 76543 to 11600 Sallie Mae Drive, Reston, Virginia 20193. Accordingly, the address of the principal executive offices of SLM Funding Corporation is 777 Twin Creek Drive, Killeen, Texas 76543.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 11, 1997

                                         SLM FUNDING
                                              CORPORATION

                                         By:          /s/ DENISE B. MCGLONE
                                                      ---------------------
                                         Name:        Denise B. McGlone
                                         Title:       President




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